ESOTERICA THEMATIC TRUST

On behalf of the Esoterica Thematic Trust (the “Trust”) and pursuant to Rule 497 of the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return information that mirrors the risk return summary information filed in the Prospectus and Summary Prospectus for the Esoterica NextG Economy ETF (the “Fund”), which was filed pursuant to Rule 497 on March 23, 2020 (the “497Filing”). The purpose of this filing is to submit the 497Filing in XBRL for the Fund.

The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

Exhibit	Exhibit Number
XBRL Instance Document	EX-101.INS
XBRL Taxonomy Extension Schema Document	EX-101.SCH
XBRL Taxonomy Extension Calculation Linkbase	EX-101.CAL
XBRL Taxonomy Extension Definition Linkbase	EX-101.DEF
XBRL Taxonomy Extension Labels Linkbase	EX-101.LAB
XBRL Taxomony Extension Presentation Linkbase	EX-101.PRE